Exhibit 99.1

   Filed Pursuant to Rule 424(b)(5)
 Registration No. 333-268200
PROSPECTUS SUPPLEMENT
(To Prospectus Dated November 10, 2022)
Up to $70,000,000
Class A Common Stock
We have entered into an Equity Distribution Agreement, or the Distribution Agreement, with Canaccord Genuity LLC, or Canaccord, acting as sales agent, on February 10, 2023, relating to the sale of shares of our Class A common stock, par value $0.0001 per share, offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the Distribution Agreement, under this prospectus supplement, we may offer and sell shares of our Class A common stock having an aggregate offering price of up to $70,000,000 from time to time through Canaccord.
Our Class A common stock is listed on the New York Stock Exchange, or NYSE, under the symbol “APRN.” On February 9, 2023, the last reported sale price of our Class A common stock on the NYSE was $1.08 per share.
We are a smaller reporting company as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. As such, we have elected to rely on certain reduced public company disclosure requirements. See “Prospectus Supplement Summary — Implications of Being a Smaller Reporting Company.”
Sales of our Class A common stock, if any, under this prospectus supplement and the accompanying prospectus may be made at market prices by any method permitted by law that is deemed an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, or the Securities Act. Canaccord is not required to sell any specific number or dollar amount of our Class A common stock but will act as sales agent using commercially reasonable efforts, consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the NYSE. There is no arrangement for funds to be received in any escrow, trust or similar arrangement.
Canaccord will be entitled to compensation at a commission rate equal to 3.0% of the gross sales price per share sold under the Distribution Agreement. See “Plan of Distribution” beginning on S-13 for additional information regarding Canaccord’s compensation. In connection with the sale of our Class A common stock on our behalf, Canaccord may be deemed to be an “underwriter” within the meaning of the Securities Act and the compensation of Canaccord will be deemed to be underwriting commissions or discounts. We have also agreed to provide indemnification and contribution to Canaccord with respect to certain liabilities, including liabilities under the Securities Act and the Exchange Act.
Investing in our Class A common stock involves risks. See “Risk Factors” beginning on page S-4 of this prospectus supplement and in our filings with the Securities and Exchange Commission that are incorporated by reference into this prospectus supplement and accompanying prospectus to read about factors you should consider before buying our Class A common stock.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.
Canaccord Genuity
The date of this prospectus supplement is February 10, 2023.

PROSPECTUS SUPPLEMENT
PROSPECTUS

S-i

ABOUT THIS PROSPECTUS SUPPLEMENT
This document is in two parts. The first part is this prospectus supplement, which describes the specific terms of this offering and also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference herein. The second part is the accompanying prospectus, which provides more general information about securities we may offer from time to time, some of which does not apply to this offering. Generally, when we refer to this prospectus, we are referring to both parts of this document combined.
This prospectus supplement may add, update or change information contained in the accompanying prospectus and the documents incorporated by reference into this prospectus supplement and accompanying prospectus. To the extent there is a conflict between the information contained in this prospectus supplement and the information contained in the accompanying prospectus or any document incorporated by reference therein filed prior to the date of this prospectus supplement, you should rely on the information in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date  —  for example, a document incorporated by reference in the accompanying prospectus  —  the statement in the document having the later date modifies or supersedes the earlier statement.
Neither we nor Canaccord has authorized anyone to provide any information other than that contained or incorporated by reference into this prospectus supplement, the accompanying prospectus or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We and Canaccord take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this prospectus supplement and the accompanying prospectus in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer or solicitation of an offer in such jurisdiction. The information contained in this prospectus supplement or the accompanying prospectus, or incorporated by reference herein or therein, is accurate only as of the respective dates thereof, regardless of the time of delivery of this prospectus supplement and the accompanying prospectus or of any sale of our Class A common stock. It is important for you to read and consider all information contained in this prospectus supplement and the accompanying prospectus, including the documents incorporated by reference herein and therein, in making your investment decision. You should also read and consider the information in the documents to which we have referred you in the sections entitled “Where You Can Find More Information” and “Incorporation of Certain Documents by Reference” in this prospectus supplement and in the accompanying prospectus.
We are offering to sell, and seeking offers to buy, shares of our Class A common stock only in jurisdictions where offers and sales are permitted. The distribution of this prospectus supplement and the accompanying prospectus and the offering of the Class A common stock in certain jurisdictions may be restricted by law. Persons outside the United States who come into possession of this prospectus supplement and the accompanying prospectus must inform themselves about, and observe any restrictions relating to, the offering of the Class A common stock and the distribution of this prospectus supplement and the accompanying prospectus outside the United States. This prospectus supplement and the accompanying prospectus do not constitute, and may not be used in connection with, an offer to sell, or a solicitation of an offer to buy, any securities offered by this prospectus supplement and the accompanying prospectus by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation.
Unless the context otherwise indicates, references in this prospectus to “Blue Apron,” “the company” “we,” “our” and “us” refer, collectively, to Blue Apron Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries.

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PROSPECTUS SUPPLEMENT SUMMARY
This summary highlights selected information contained elsewhere in this prospectus supplement and the accompanying prospectus and in the documents we incorporate by reference herein and therein. This summary does not contain all of the information you should consider before investing in our Class A common stock. You should read this entire prospectus supplement and accompanying prospectus carefully, especially the risks of investing in our Class A common stock discussed under “Risk Factors” beginning on page S-4 of this prospectus supplement and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, along with our consolidated financial statements and notes to those consolidated financial statements and the other information incorporated by reference into this prospectus supplement and the accompanying prospectus, before making an investment decision.
Overview
Blue Apron’s vision is Better Living Through Better Food™. Founded in 2012, we are on a mission to spark discovery, connection, and joy through cooking. We offer fresh, chef-designed recipes that empower our customers to embrace their culinary curiosity and challenge their abilities to see what a difference cooking quality food can make in their lives.
Our core product is the meal experience we help our customers create. These experiences extend from discovering new recipes, ingredients, and cooking techniques to preparing meals with families and loved ones to sharing photos and stories of culinary triumphs. Central to these experiences are the original recipes we design with fresh, seasonally-inspired produce and high-quality ingredients sent directly to our customers. We do this by employing technology and expertise across many disciplines — demand planning, recipe creation, procurement, recipe merchandising, fulfillment operations, distribution, customer service, and marketing — to drive our end-to-end value chain.
Corporate Information
We were incorporated under the laws of the state of Delaware on December 22, 2016. Our principal executive offices are located at 28 Liberty Street, New York, New York 10005, and our telephone number at that address is (347) 719-4312. Our website address is http://www.blueapron.com. The information contained on, or that can be accessed through, our website is not a part of this prospectus supplement. We have included our website address in this prospectus supplement solely as an inactive textual reference.
Implications of Being a Smaller Reporting Company
We currently qualify as a “smaller reporting company” because the market value of our stock held by non-affiliates is less than $250 million. We will continue to be a smaller reporting company until either (i) the market value of our stock held by non-affiliates is $250 million or more or (ii) our annual revenue is $100 million or more during our most recently completed fiscal year. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not smaller reporting companies.

THE OFFERING
Class A common stock offered by us
Shares of our Class A common stock having an aggregate offering price of up to $70,000,000.
Class A common stock to be
outstanding immediately following this offering
Up to 133,568,415 shares, assuming sales of 64,814,814 shares of Class A common stock in this offering at a price of $1.08 per share, which was the closing price of our Class A common stock on the NYSE on February 9, 2023. The actual number of shares issued will vary depending on the sales prices under this offering.
Manner of offering
“At the market offering” that may be made from time to time through Canaccord. See “Plan of Distribution” beginning on page S-13 of this prospectus supplement.
Use of proceeds
We intend to use the net proceeds from this offering for general corporate purposes, including the redemption of some or all of our senior secured notes due May 5, 2027 (“senior secured notes”), working capital, operating expenses, and capital expenditures. We also intend to use a portion of the net proceeds to pursue, evaluate and potentially execute upon other less dilutive financing opportunities as well as potential business combinations or other potential strategic transactions. See the “Use of Proceeds” section in this prospectus supplement for a more complete description of the intended use of proceeds from this offering.
Risk factors
You should read the “Risk Factors” section of this prospectus supplement beginning on page S-4 and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 for a discussion of factors to consider carefully before deciding to invest in shares of our Class A common stock.
New York Stock Exchange
symbol
“APRN”
The number of shares of our Class A common stock, to be outstanding after this offering is based on the 34,955,828 shares of our Class A common stock outstanding as of September 30, 2022 and includes the 33,620,782 shares of our Class A common stock we have issued since October 2022 in connection with at-the-market offerings and 176,991 shares of our Class A common stock that we issued to RJB (as defined below) upon receipt of a $1.0 million payment under the RJB Private Placement Purchase Agreement (as defined below) in December 2022 and excludes:
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1,458,950 shares of our Class A common stock issuable upon the vesting of restricted stock units outstanding as of September 30, 2022;

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1,226,424 shares of our Class A common stock issuable upon the vesting of performance stock units outstanding as of September 30, 2022;

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26,904 shares of our Class A common stock issuable upon the exercise of stock options outstanding as of September 30, 2022, at a weighted average exercise price of $95.24 per share;

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11,420,000 shares of our Class A common stock issuable upon the exercise of warrants outstanding as of September 30, 2022;

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1,880,245 additional shares of our Class A common stock available for future issuance as of September 30, 2022 under our 2017 Equity Incentive Plan, as amended, as well as any automatic increases in the number of shares of Class A common stock reserved under such plan; and

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9,823,009 additional shares of our Class A common stock that we have agreed to issue to RJB Partners LLC, or RJB, an affiliate of one of our existing stockholders, Joseph N. Sanberg, pursuant to a purchase agreement, dated as of April 29, 2022 and amended as of August 7, 2022 and September 7, 2022, between us and RJB, as amended, or the RJB Private Placement Purchase Agreement.

Unless otherwise indicated, all information in this prospectus supplement assumes:
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no exercise of the outstanding options described above;

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no vesting of the restricted stock units described above; and

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no vesting of the performance stock units described above.

RISK FACTORS
Investing in our Class A common stock involves a high degree of risk. Before you decide to invest in our Class A common stock, you should carefully consider the risks and uncertainties described below and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, together with all other information contained in this prospectus supplement, the accompanying prospectus and in our filings with the Securities and Exchange Commission, or SEC, that we have incorporated by reference into this prospectus supplement and the accompanying prospectus. If any of these risks actually occur, our business, prospects, operating results and financial condition could suffer materially. In such event, the trading price of our Class A common stock could decline and you might lose all or part of your investment.
Risks Related to our Class A Common Stock, this Offering and Other Matters
The market price of our Class A common stock has been and may in the future be highly volatile, and could be subject to wide fluctuations in response to various factors, some of which are beyond our control, and which could result in substantial losses for investors purchasing our shares.
The stock market in general and the market for our Class A common stock have experienced extreme volatility that has often been unrelated to the operating performance of particular companies. For example, since our initial public offering in June 2017, the market price of our Class A common stock has ranged from a high of $165.00 (adjusted for the reverse stock split that occurred in June 2019) to a low of $0.61. As a result of this volatility, you may not be able to sell your Class A common stock at or above the assumed public offering price of $1.08 per share, the last reported sale price of our Class A common stock on the NYSE on February 9, 2023, and you may lose some or all of your investment.
If securities or industry analysts do not publish research or reports about us, our business or our market, or if they publish negative evaluations of our stock or the stock of other companies in our industry, the price of our stock and trading volume could decline.
The trading market for our Class A common stock is influenced by the research and reports that industry or securities analysts may publish about us, our business, our market or our competitors. If the analyst(s) covering our business downgrade their evaluations of our stock or the stock of other companies in our industry, the price of our stock could decline. Since December 31, 2018, at least thirteen of the analysts who formerly covered our stock have ceased to cover our stock and we currently have only four analysts covering our stock, three of whom have commenced coverage in 2022. If these remaining analysts cease to cover our stock and other analysts do not begin to cover our stock, we could lose additional visibility in the market for our stock, which in turn could cause our stock price to decline further. The trading market for our Class A common stock is influenced by the research and reports that industry or financial analysts publish about us or our business. There can be no assurance that existing analysts will continue to cover us or that new analysts will begin to cover us. There is also no assurance that any covering analyst will provide favorable coverage. A lack of research coverage or adverse coverage may negatively impact the market price of our Class A common stock. In addition, if one or more of the analysts covering our business downgrade their evaluations of our stock or the stock of other companies in our industry, the price of our Class A common stock could decline.
If you purchase shares of Class A common stock in this offering, you will suffer immediate dilution of your investment.
The shares sold in this offering, if any, will be sold from time to time at various prices. However, the expected offering price of our Class A common stock will be substantially higher than the as adjusted net tangible book value per share of our Class A common stock. Therefore, if you purchase shares of our Class A common stock in this offering, you will pay a price per share that substantially exceeds our as adjusted net tangible book value per share after this offering. Assuming that an aggregate of 64,814,814 shares of our Class A common stock are sold at a price of $1.08 per share pursuant to this prospectus supplement, which was the last reported sale price of our Class A common stock on the NYSE on February 9, 2023, for aggregate gross proceeds of $70,000,000, after deducting commissions and estimated aggregate offering expenses payable by us, you will experience immediate dilution of $0.18 per share, representing the difference between our as adjusted net tangible book value per share after giving effect to this offering and the assumed offering price of $1.08 per share. To the extent outstanding options are exercised or restricted stock unit awards or performance stock unit awards vest, you will incur further dilution. For additional information on the dilution that you will experience immediately after this offering, see the section titled “Dilution.”
You may experience future dilution as a result of future equity issuances and offerings.
We have agreed to issue 9,823,009 shares of our Class A common stock to an affiliate of Joseph N. Sanberg, pursuant to the remaining obligations under the RJB Private Placement Purchase Agreement. In order to raise additional capital, we may also in the future offer additional shares of our Class A common stock or other securities convertible into or exchangeable for our Class A common stock at prices that may not be the same as the price per share in this offering. We may sell shares or other securities in any other offering at a price per share that is less than the price per share paid by investors in this offering, and investors purchasing shares or other securities in the future could have rights superior to those of existing stockholders. The price per share at which we sell additional shares of our Class A common stock, or securities convertible into or exchangeable for Class A common stock, in future transactions may be higher or lower than the price per share paid by investors in this offering.
We have broad discretion in the use of the net proceeds from this offering and may invest or spend the proceeds in ways with which you do not agree and in ways that may not yield a return on your investment.
Although we currently intend to use the net proceeds from this offering in the manner described in the section titled “Use of Proceeds” in this prospectus supplement, our management will have broad discretion in the application of the net proceeds from this offering and could spend the proceeds in ways that do not improve our results of operations or enhance the value of our Class A common stock. You will not have the opportunity to influence our decisions on how to use the net proceeds from this offering. The failure by our management to apply these funds effectively could result in financial losses that could harm our business and cause the price of our Class A common stock to decline. Pending their use, we may invest the net proceeds from this offering in a manner that does not produce income or that loses value.
Because we do not anticipate paying any cash dividends on our capital stock in the foreseeable future, capital appreciation, if any, will be your sole source of gain.
We have never declared or paid cash dividends on our capital stock. We currently intend to retain all of our future earnings, if any, to finance the growth and development of our business. In addition, the terms of our existing Note Purchase Agreement (as defined below), include limitations on our ability to pay cash dividends on our capital stock without the written consent of certain noteholders. As a result, capital appreciation, if any, of our Class A common stock will be your sole source of gain for the foreseeable future, and investors seeking cash dividends should not purchase shares of our Class A common stock.
We are a “smaller reporting company,” and the reduced disclosure requirements applicable to smaller reporting companies may make our Class A common stock less attractive to investors.
We are currently a smaller reporting company and we will remain a smaller reporting company until the fiscal year following the determination that our voting and non-voting common shares held by non-affiliates is more than $250 million measured on the last business day of our second fiscal quarter, or our annual revenues are more than $100 million during the most recently completed fiscal year. Smaller reporting companies have reduced disclosure obligations as compared to other public companies that are not smaller reporting companies, such as an exemption from providing selected financial data and an ability to provide simplified executive compensation information and only two years of audited financial statements.
We have elected to take advantage of certain of the reduced reporting obligations. Investors may find our Class A common stock less attractive as a result of our reliance on these exemptions. If some investors find our Class A common stock less attractive as a result, there may be a less active trading market for our Class A common stock and our stock price may be more volatile.

The actual number of shares we will issue under the Distribution Agreement, at any one time or in total, is uncertain.
Subject to certain limitations in the Distribution Agreement and compliance with applicable law, we have the discretion to deliver sale instructions to Canaccord at any time throughout the term of the Distribution Agreement. The number of shares that are sold by Canaccord after we deliver sale instructions will fluctuate based on the market price of our Class A common stock and limits we set with Canaccord. Because the price per share of each share sold will fluctuate based on the market price of our Class A common stock during the sales period, it is not possible to predict the number of shares that will be ultimately issued and sold.
The Class A common stock offered hereby will be sold in “at the market offerings,” and investors who buy shares at different times will likely pay different prices.
The shares sold in this offering, if any, will be sold from time to time at various prices. If you purchase shares in this offering, you may experience different outcomes in your investment results relative to other investors who purchase shares in this offering. We will have discretion, subject to market demand, to vary the timing, prices, and numbers of shares sold, and there is no minimum or maximum sales price. If you purchase shares in this offering, you may experience a decline in the value of your shares as a result of share sales made to other investors at prices lower than the price you paid.
We may not be able to remain in compliance with the NYSE’s requirements for the continued listing of our Class A common stock on the exchange.
On December 21, 2022 we received written notice (the “Notice”) from the NYSE that we were not in compliance with the NYSE continued listing standards that require us to maintain (i) an average global market capitalization over a consecutive 30 trading-day period in excess of $50.0 million when, at the same time, stockholders’ equity is equal to or greater than $50.0 million and (ii) a minimum average closing price of at least $1.00 per share of our Class A common stock over a period of 30 consecutive trading days.
We have submitted a plan (the “Plan”) to the NYSE on a timely basis to regain compliance with the global market capitalization continued listing standard, but we cannot assure you that we will regain compliance within 18 months of receipt of the Notice. If the Plan is not accepted by the NYSE or if the NYSE determines that we are not making sufficient progress on the Plan during the 18-month cure period, the NYSE could initiate suspension and delisting proceedings prior to the end of such cure period. We also cannot assure you that we will regain compliance with the minimum share price requirement, which requires that on the last trading day in each calendar month during the six month cure period (or any extension thereof at the discretion of the NYSE), our Class A common stock must have: (i) a closing price of at least $1.00 per share and (ii) an average closing price of at least $1.00 per share over the 30 trading-day period ending on the last trading day of such month. The stock price of our Class A common stock (and thus our market capitalization) may be adversely affected due to, among other things, our financial results, market conditions and market perception of our business.
Any failure to timely resume compliance with the NYSE’s continued listing standards within the applicable cure periods could result in delisting from the NYSE and negatively impact our company and holders of our Class A common stock, including by reducing the willingness of investors to hold our Class A common stock because of the resulting decreased price, liquidity and trading of our Class A common stock, limited availability of price quotations, and reduced news and analyst coverage. These developments may also require brokers trading in our Class A common stock to adhere to more stringent rules and may limit our ability to raise capital by issuing additional shares of Class A common stock in the future. Delisting may adversely impact the perception of our financial condition, cause reputational harm with investors, our employees and parties conducting business with us, and limit our access to debt and equity financing. The perceived decrease in value of employee equity incentive awards may reduce their effectiveness in encouraging performance and retention.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus supplement, the accompanying prospectus and the information incorporated by reference herein and therein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this prospectus supplement, the accompanying prospectus and the information incorporated by reference herein and therein, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management and expected market growth are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
These forward-looking statements in this prospectus supplement, the accompanying prospectus and the information incorporated by reference herein and therein include, among other things, statements about:
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the sufficiency of our cash resources and ability to operate as a going concern in the event that RJB Partners, LLC and certain affiliates of Joseph N. Sanberg do not fund their respective obligations under the Private Placement Agreement and/or the gift card agreement, we are unable to realize the anticipated benefits from identified, and to be identified, expense reductions or we are unable to raise sufficient funds from this offering or from other financing options; our expectations regarding our expenses and revenue; our ability to receive cash proceeds from the disposition of the pledged securities securing the obligation of RJB under the Private Placement Agreement; the outcome of discussions with our lenders in the event we breach a covenant under our Note Purchase Agreement, including with respect to our ability to meet the minimum liquidity covenant or if we receive a qualified audit opinion relating to our ability to continue to operate as a going concern; and our ability, including the timing and extent, to sufficiently manage costs and to fund investments in our operations in amounts necessary to maintain compliance with financial and other covenants under our indebtedness, while continuing to support the execution of our growth strategy on our anticipated timelines;

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our ability, including the timing and extent, to successfully support the execution of our strategy; our ability to cost-effectively attract new customers and retain existing customers (including, on the one hand, our ability to execute our marketing strategy with a reduced marketing budget, or on the other hand, our ability to sustain any increase in demand we may experience); our ability to continue to expand our product offerings and distribution channels; our ability to sustain any increase in demand and/or ability to continue to execute operational efficiency practices announced in December 2022, including managing our workforce reduction costs and the impact of our workforce reduction on executing our strategy;

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our expectations regarding, and the stability of, our supply chain, including potential shortages, interruptions or continued increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of inflation or otherwise;

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our ability to respond to changes in consumer behaviors, tastes, and preferences that could lead to changes in demand, including as a result of, among other things, the impact of inflation or other macroeconomic factors, and to some extent, long-term impacts on consumer behavior and spending habits;

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our ability to attract and retain qualified employees and personnel in sufficient numbers;

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our ability to effectively compete;

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our ability to maintain and grow the value of our brand and reputation;

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any material and adverse impact of any resurgences and/or new variants of the COVID-19 virus, on our operations and results, such as challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of our fulfillment centers, supply chain or carrier interruptions or delays, and any resulting need to cancel or shift customer orders;

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our ability to achieve our environmental, sustainability and corporate governance, or ESG, goals on our anticipated timeframe, if at all;

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our ability to maintain food safety and prevent food-borne illness incidents and our susceptibility to supplier-initiated recalls;

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our ability to comply with modified or new laws and regulations applying to our business, or the impact that such compliance may have on our business;

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our vulnerability to adverse weather conditions, natural disasters, wars, and public health crises, including pandemics;

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our ability to protect the security and integrity of our data and protect against data security risks and breaches; and

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our ability to obtain and maintain intellectual property protection.

We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We have included important factors in the cautionary statements included in this prospectus supplement, particularly in the “Risk Factors” section, and in other documents we file from time to time with the SEC, specifically our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K, particularly under the heading “Risk Factors.” Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, collaborations, joint ventures or investments that we may make or enter into.
You should read this prospectus supplement, the accompanying prospectus and the information incorporated by reference herein and therein completely and with the understanding that our actual future results may be materially different from what we expect. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
This prospectus supplement, the accompanying prospectus and the information incorporated by reference herein and therein include statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. All of the market data used in this prospectus supplement, the accompanying prospectus and the information incorporated by reference herein and therein involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. We believe that the information from these industry publications, surveys and studies is reliable. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of important factors, including those described in the section titled “Risk Factors” in this prospectus supplement and in our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K, particularly under the heading “Risk Factors.” These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

USE OF PROCEEDS
From time to time, we may issue and sell shares of our Class A common stock having aggregate gross sales proceeds of up to $70.0 million (before deducting sales agent commissions and expenses). Because there is no minimum offering amount required as a condition to close this offering, the actual total public offering amount, commissions and proceeds to us, if any, are not determinable at this time. There can be no assurance that, in the future, we will sell any shares under or fully utilize the Distribution Agreement with Canaccord as a source of financing.
We intend to use the net proceeds from this offering for general corporate purposes, including to pay down debt by redeeming some or all of our outstanding senior secured notes due May 5, 2027 (“senior secured notes”) in a principal amount of up to $30.0 million plus any accrued interest and applicable premiums, working capital, operating expenses, and capital expenditures. We also may use a portion of the net proceeds to strengthen our balance sheet to provide us greater flexibility to pursue, evaluate and potentially execute upon other less dilutive financing opportunities as well potential business combinations or other potential strategic transactions. We do not have any agreements or commitments for any such financing or strategic transactions at this time and there can be no assurance that any such transactions will occur or that any such transactions will achieve the anticipated benefits for our shareholders. As a result, our management team will retain broad discretion over the allocation of the net proceeds from this offering, and investors will be relying on the judgment of our management team regarding the application of the net proceeds from this offering. Any redemption of senior secured notes prior to the earlier of November 5, 2023, or the receipt of $50.0 million from RJB, will require the consent of the noteholders.
As of September 30, 2022, the aggregate principal amount of our outstanding senior secured notes was $30.0 million. The senior secured notes were issued pursuant to the Note Purchase and Guarantee Agreement, dated May 5, 2022 (the “Note Purchase Agreement”), and bear interest at a rate equal to 8.875% per annum, with a step-up to 11.875% in the event the senior secured notes are rated below “B3” from Moody’s, “B(low)” from DBRS, or “B-” from S&P or Fitch. The senior secured notes amortize semi-annually in equal installments of $1.5 million beginning on December 31, 2025, with the remaining unpaid principal amount of the senior secured notes due May 5, 2027.
As of September 30, 2022 and January 31, 2023, we had approximately $31.0 million and $46.8 million, respectively, in cash and cash equivalents. Assuming we issue and sell the maximum amount of Class A common stock available in this offering, we estimate that our net proceeds from this offering will be $67.7 million.
If we do not receive the remaining $68.2 million due to us in connection with the $55.5 million private placement and the $12.7 million gift card transaction with affiliates of Joseph N. Sanberg and we do not raise any additional capital, including as a result of this offering, receive any cash proceeds from the disposition of the collateral pledged to guarantee and secure the private placement obligation or achieve the anticipated benefits of our identified and to be identified cost savings and working capital management, we expect we could be in breach of our minimum liquidity covenant under our senior secured notes as early as the middle of May 2023.
However, we estimate that if we receive gross proceeds of at least $35.0 million from this offering prior to such breach and we are able to achieve anticipated benefits of cost savings and working capital management through the implementation of expense reductions in areas identified and to be identified by the company in product, technology, general and administrative costs and marketing expenditures, together with our existing cash and cash equivalents, we anticipate that we will have sufficient cash flow to maintain compliance under our minimum liquidity covenant through at least 2023. Further, if we receive the full $70.0 million gross proceeds from this offering and we are able to achieve the anticipated benefits of cost savings and working capital management described above, we believe that the net proceeds from this offering, together with our existing cash and cash equivalents, will be sufficient cash flow to maintain compliance under our minimum liquidity covenant through 2023 and into 2024.
If we are unable to satisfy our minimum liquidity covenant ($25.0 million as of February 10, 2022), our other financial covenants or our reporting covenants under the Note Purchase Agreement and cannot cure any breaches to the extent curable, it will result in an event of default under the Note Purchase Agreement.

Under the terms of the Note Purchase Agreement, in connection with our financial statements for the year ended December 31, 2022, we are required to deliver an audit report of our independent registered public accounting firm, which report shall not include a “going concern” explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. Accordingly, if the audit report on our financial statements as of and for the three years ended December 31, 2022 includes a “going concern” explanatory paragraph and we are unable to obtain a waiver or successfully renegotiate the terms of the Note Purchase Agreement or otherwise remedy the issue, it will result in an event of default under the Note Purchase Agreement. Upon any event of default, the noteholders could declare all outstanding principal and interest due and payable immediately and foreclose against the assets securing the indebtedness. If we are unable to obtain a waiver or successfully renegotiate the terms of the Note Purchase Agreement, and the noteholders enforced one or more of their rights upon default and we do not find sufficient capital or achieve the anticipated benefits of our identified and to be identified cost savings and working capital management, we would be unable to meet our current obligations and to continue to operate as a going concern. We are also required to maintain compliance with the minimum liquidity covenant in our 13-week cash flow statement delivered to our lenders on a monthly basis. Our total debt, net of debt issuance costs outstanding was $27.4 million as of September 30, 2022.
Even if we are able to obtain a waiver or successfully renegotiate the terms of the Note Purchase Agreement or otherwise remedy the issue, if we do not receive the remaining $68.2 million due to us in connection with the $55.5 million private placement and the $12.7 million gift card transaction with affiliates of Joseph N. Sanberg and we do not raise any additional capital, including in connection with this offering, receive any cash proceeds from the disposition of the collateral pledged to guarantee and secure the private placement obligation or achieve the anticipated benefits of our identified and to be identified cost savings and working capital management, we expect that we will be unable to meet our current obligations, including our minimum liquidity covenant, and that we will be unable to continue as a going concern, within one year after the date that the annual 2022 financial statements are issued.
Our future capital requirements and the availability of and accessibility to additional funds will depend on many factors, including those described in the section of this prospectus supplement captioned “Risk Factors,” and in the documents incorporated by reference into this prospectus supplement and accompanying prospectus.
Pending our use of the net proceeds from this offering, we intend to invest the net proceeds in a variety of capital preservation investments, including short-term, investment-grade, interest-bearing instruments and U.S. government securities.

DIVIDEND POLICY
We have never declared or paid cash dividends on our Class A common stock. We currently intend to retain all available funds and any future earnings to fund the development and expansion of our business, and we do not anticipate paying any cash dividends in the foreseeable future. In addition, the terms of our existing Note Purchase Agreement include limitations on our ability to pay cash dividends on our capital stock without the written consent of certain noteholders.

DILUTION
If you invest in our Class A common stock in this offering, your ownership interest will be diluted immediately to the extent of the difference between the public offering price per share you will pay in this offering and the as adjusted net tangible book value per share of our Class A common stock after this offering.
Our historical net tangible book value (deficit) as of September 30, 2022 was $22.6 million, or $0.65 per share of Class A common stock outstanding as of September 30, 2022. Our historical net tangible book value (deficit) is the amount of our total tangible assets less our total liabilities. Historical net tangible book value (deficit) per share represents our historical net tangible book value (deficit) divided by the number of shares of our Class A common stock outstanding as of September 30, 2022.
After giving effect to an assumed sale of 64,814,814 shares of Class A common stock in the aggregate amount of $70,000,000 in this offering at an assumed offering price of $1.08 per share, the last reported sale price of our Class A common stock on the NYSE on February 9, 2023, and after deducting commissions and estimated offering expenses payable by us, our as adjusted net tangible book value as of September 30, 2022 would have been $90.2 million, or $0.90 per share. This represents an immediate increase of $0.25 in as adjusted net tangible book value per share to existing stockholders and immediate dilution of $0.18 in as adjusted net tangible book value per share to investors purchasing shares of our Class A common stock in this offering. Dilution per share to investors purchasing shares of our Class A common stock in this offering is determined by subtracting as adjusted net tangible book value per share after this offering from the assumed public offering price per share paid by investors purchasing shares of our Class A common stock in this offering. The following table illustrates this dilution to the investors purchasing shares of our Class A common stock in this offering.
Assumed public offering price per share		$1.08
Historical net tangible book value (deficit) per share as of September 30, 2022	$0.65
Increase in as adjusted net tangible book value per share attributable to investors purchasing shares of our Class A common stock in this offering	0.25
As adjusted net tangible book value per share after giving effect to this offering		0.90
Dilution per share to investors purchasing shares of our Class A common stock in this offering		$0.18
The table above is based on 34,955,828 shares of our Class A common stock outstanding as of September 30, 2022 and excludes:
•
1,458,950 shares of our Class A common stock issuable upon the vesting of restricted stock units outstanding as of September 30, 2022;

•
1,226,424 shares of our Class A common stock issuable upon the vesting of performance stock units outstanding as of September 30, 2022;

•
26,904 shares of our Class A common stock issuable upon the exercise of stock options outstanding as of September 30, 2022, at a weighted average exercise price of $95.24 per share;

•
11,420,000 shares of our Class A common stock issuable upon the exercise of warrants outstanding as of September 30, 2022;

•
1,880,245 additional shares of our Class A common stock available for future issuance as of September 30, 2022 under our 2017 Equity Incentive Plan, as well as any automatic increases in the number of shares of Class A common stock reserved under such plan;

•
9,823,009 additional shares of our Class A common stock that we have agreed to issue to RJB pursuant to the RJB Private Placement Purchase Agreement;

•
176,991 shares of our Class A common stock that we issued to RJB upon receipt of a $1.0 million payment under the RJB Private Placement Purchase Agreement in December 2022; and

•
33,620,782 shares of our Class A common stock we have issued since October 2022 in connection with at-the-market offerings.

To the extent that stock options are exercised, outstanding restricted stock units or performance stock units are vested, new stock options, restricted stock units or performance stock units are issued under our equity incentive plan, or we issue additional shares of Class A common stock upon the foregoing events or for any other reason in the future, there will be further dilution to investors participating in this offering.

PLAN OF DISTRIBUTION
We have entered into an Equity Distribution Agreement, or Distribution Agreement, with Canaccord Genuity LLC, or Canaccord, under which we may issue and sell shares of our Class A common stock from time to time through Canaccord, acting as sales agent, subject to certain limitations, having an aggregate gross sales price of up to $70,000,000. Sales of shares of our Class A common stock, if any, under this prospectus supplement and the accompanying prospectus may be made by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, including sales made directly on or through the NYSE or on any other existing trading market for our Class A common stock.
Each time we wish to issue and sell any shares of our Class A common stock under the Distribution Agreement, we will notify Canaccord of the aggregate number of shares to be sold, the dates on which such sales are requested to be made, any limitation on the number of shares to be sold in any one day, any minimum price below which sales may not be made, and other sales parameters as we deem appropriate. Once we have so instructed Canaccord, unless Canaccord declines to accept the terms of such notice, Canaccord has agreed to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such shares of Class A common stock up to the amount specified on such terms. The obligations of Canaccord under the Distribution Agreement to sell shares of our Class A common stock are subject to a number of conditions that we must meet.
The settlement for sales of Class A common stock between us and Canaccord is generally anticipated to occur on the second trading day following the date on which the sale was made. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.
We have agreed to pay Canaccord a commission equal to 3.0% of the aggregate gross proceeds we receive from each sale of our Class A common stock sold through Canaccord pursuant to the Distribution Agreement. Because there is no minimum offering amount required as a condition to close this offering, the actual total public offering amount, Canaccord’s commissions and the proceeds to us, if any, are not determinable at this time. We have also agreed to reimburse Canaccord for certain reasonable and documented expenses, including fees and disbursements of its counsel, up to an amount of $75,000. We estimate that the total expenses of the offering payable by us, excluding any commissions and the reimbursement payable to Canaccord under the terms of the Distribution Agreement, will be approximately $50,000. The remaining sale proceeds, after deducting any other transaction fees, will equal the net proceeds from the sale of such Class A common stock.
Canaccord will provide written confirmation to us before the open on the NYSE on the day following each day on which our shares of Class A common stock are sold under the Distribution Agreement. Each confirmation will include the number of shares sold on that day, the aggregate gross proceeds of such sales and the net proceeds.
In connection with the sale of Class A common stock on our behalf, Canaccord will be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of Canaccord will be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to Canaccord against certain liabilities, including liabilities under the Securities Act.
The offering of our Class A common stock pursuant to the Distribution Agreement will terminate upon the earlier of (i) the issuance and sale of all shares of our Class A common stock subject to the Distribution Agreement or (ii) the termination of the Distribution Agreement as permitted therein. We or Canaccord may suspend the offering of Class A common stock under the Distribution Agreement upon proper notice to the other party and subject to other conditions.
This summary of the material provisions of the Distribution Agreement does not purport to be a complete statement of its terms and conditions. A copy of the Distribution Agreement is filed as an exhibit to a current report on Form 8-K filed under the Exchange Act and is incorporated by reference in this prospectus supplement.
Canaccord and its affiliates may in the future provide various investment banking and other financial services for us and our affiliates, for which services they may in the future receive customary fees. To the extent required by Regulation M, Canaccord will not engage in any market making activities involving our Class A common stock while the offering is ongoing under this prospectus supplement.
A prospectus supplement and the accompanying prospectus in electronic format may be made available on a website maintained by Canaccord, and Canaccord may distribute the prospectus supplement and the accompanying prospectus electronically.

LEGAL MATTERS
The validity of the shares of our Class A common stock offered hereby is being passed upon for us by Wilmer Cutler Pickering Hale and Dorr LLP, Boston, Massachusetts. Canaccord is being represented in connection with this offering by Goodwin Procter LLP, Boston, Massachusetts.
EXPERTS
The consolidated financial statements of Blue Apron Holdings, Inc. appearing in Blue Apron Holdings, Inc’s Annual Report (Form 10-K) for the year ended December 31, 2021 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. Copies of certain documents filed by us with the SEC are also available on our website at http://www.blueapron.com. Our website is not a part of this prospectus supplement and is not incorporated by reference into this prospectus supplement.
This prospectus supplement is part of a registration statement that we filed with the SEC. The registration statement contains more information than this prospectus supplement and the accompanying prospectus regarding us and the securities, including certain exhibits and schedules. You can obtain a copy of the registration statement from the SEC’s internet site.
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
The SEC allows us to incorporate by reference into this prospectus supplement and the accompanying prospectus much of the information we file with the SEC, which means that we can disclose important information to you by referring you to those publicly available documents. The information that we incorporate by reference into this prospectus supplement and the accompanying prospectus is considered to be part of this prospectus supplement and the accompanying prospectus. Because we are incorporating by reference future filings with the SEC, this prospectus supplement and the accompanying prospectus are continually updated and those future filings may modify or supersede some of the information included or incorporated in this prospectus supplement and the accompanying prospectus. This means that you must look at all of the SEC filings that we incorporate by reference to determine if any of the statements in this prospectus supplement, the accompanying prospectus or in any document previously incorporated by reference have been modified or superseded. This prospectus supplement and the accompanying prospectus incorporate by reference the documents listed below (File No. 001-38134) and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed), until the offering of the securities under the registration statement is terminated or completed.
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the information specifically incorporated by reference into the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 from our definitive proxy statement for the 2022 Annual Meeting of Stockholders;

•
Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 (and with respect to the Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2022 and September 30, 2022, the additional disclosures relating to the Company’s ability to continue as a going concern in Note 2 to the Consolidated Financial Statements contained in such reports);

•
Current Reports on Form 8-K filed on February 10, 2022 (with respect to Item 8.01 and the portions of Item 9.01 described therein only), February 15, 2022, March 7, 2022, March 23, 2022, May 5, 2022,

May 10, 2022 (with respect to Item 8.01 and the portions of Item 9.01 described therein only), June 14, 2022, August 8, 2022 (with respect to Item 1.01 and the portions of Item 9.01 described therein only), September 6, 2022, September 7, 2022, September 26, 2022, October 3, 2022, November 7, 2022 (with respect to Item 1.01, Item 5.02 and the portions of Item 9.01 described therein only), November 14, 2022 (with respect to Item 1.01 and the portions of Item 9.01 described therein only), December 8, 2022 (with respect to Item 8.01) and December 23, 2022 (with respect to Item 3.01 only); and
•
The description of our Class A common stock contained in our Registration Statement on Form 8-A filed on June 26, 2017, as amended by the description of our Class A common stock contained in Exhibit 4.2 to our Annual Report on Form 10-K for the year ended December 31, 2021 and including any other amendment or reports filed for the purpose of updating such descriptions.

You may request a copy of these documents at no cost, by writing or calling us at the following address or phone number:
Blue Apron Holdings, Inc.
Attn: General Counsel
28 Liberty Street
New York, New York 10005
Telephone: (347) 765-1896

PROSPECTUS
$100,000,000
Debt Securities
Class A Common Stock
Preferred Stock
Warrants
We may offer and sell securities from time to time in one or more offerings of up to $100,000,000 in aggregate offering price. This prospectus describes the general terms of these securities and the general manner in which these securities will be offered. We will provide the specific terms of these securities in supplements to this prospectus. The prospectus supplements will also describe the specific manner in which these securities will be offered and may also supplement, update or amend information contained in this document. You should read this prospectus and any applicable prospectus supplement before you invest.
We may offer these securities in amounts, at prices and on terms determined at the time of offering. The securities may be sold directly to you, through agents, or through underwriters and dealers. If agents, underwriters or dealers are used to sell the securities, we will name them and describe their compensation in a prospectus supplement.
Our Class A common stock is listed on the New York Stock Exchange under the symbol “APRN”.

Investing in these securities involves certain risks. See “Risk Factors” on page 7 of this prospectus, included in any accompanying prospectus supplement and in the documents incorporated by reference in this prospectus for a discussion of the factors you should carefully consider before deciding to purchase these securities.

We may amend or supplement this prospectus from time to time by filing amendments or supplements as required. We urge you to read the entire prospectus, any amendments or supplements, any free writing prospectuses, and any documents incorporated by reference carefully before you make your investment decision.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is November 10, 2022

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the “SEC”) utilizing a “shelf” registration process. Under this shelf registration process, we may from time to time sell any combination of the securities described in this prospectus in one or more offerings for an aggregate initial offering price of up to $100,000,000.
This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide one or more prospectus supplements that will contain specific information about the terms of the offering. The prospectus supplement may also add, update or change information contained in this prospectus or in any documents that we have incorporated by reference into this prospectus and, accordingly, to the extent inconsistent, information in this prospectus is superseded by the information in the prospectus supplement. You should read both this prospectus and the accompanying prospectus supplement together with the additional information described under the heading “Where You Can Find More Information” beginning on page 2 of this prospectus.
You should rely only on the information contained in or incorporated by reference in this prospectus, any accompanying prospectus supplement or in any related free writing prospectus filed by us with the SEC. We have not authorized anyone to provide you with different information. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or the solicitation of an offer to buy any securities other than the securities described in this prospectus or such accompanying prospectus supplement or an offer to sell or the solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful. You should assume that the information appearing in this prospectus, any prospectus supplement, the documents incorporated by reference and any related free writing prospectus is accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed materially since those dates.
Unless the context otherwise indicates, references in this prospectus to “we,” “our” and “us” refer, collectively, to Blue Apron Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. Copies of certain documents filed by us with the SEC are also available on our website at http://www.blueapron.com. Our website is not a part of this prospectus and is not incorporated by reference into this prospectus.
This prospectus is part of a registration statement that we filed with the SEC. The registration statement contains more information than this prospectus supplement and the accompanying prospectus regarding us and the securities, including certain exhibits and schedules. You can obtain a copy of the registration statement from the SEC’s internet site.
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
The SEC allows us to incorporate by reference into this prospectus much of the information we file with the SEC, which means that we can disclose important information to you by referring you to those publicly available documents. The information that we incorporate by reference into this prospectus is considered to be part of this prospectus. Because we are incorporating by reference future filings with the SEC, this prospectus is continually updated and those future filings may modify or supersede some of the information included or incorporated in this prospectus. This means that you must look at all of the SEC filings that we incorporate by reference to determine if any of the statements in this prospectus or in any document previously incorporated by reference have been modified or superseded. This prospectus incorporates by reference the documents listed below (File No. 001-38134) and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (in each case, other than those documents or the portions of those documents not deemed to be filed) between the date of the initial registration statement and the effectiveness of the registration statement and following the effectiveness of the registration statement until the offering of the securities under the registration statement is terminated or completed:
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the information specifically incorporated by reference into the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 from our definitive proxy statement for the 2022 Annual Meeting of Stockholders;

•
Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 (and with respect to the Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2022 and September 30, 2022, the additional disclosures relating to the Company’s ability to continue as a going concern in Note 2 to the Consolidated Financial Statements contained in such reports);

•
Current Reports on Form 8-K filed on February 10, 2022 (with respect to Item 8.01 and the portions of Item 9.01 described therein only), February 15, 2022, March 7, 2022, March 23, 2022, May 5, 2022, May 10, 2022 (with respect to Item 8.01 and the portions of Item 9.01 described therein only), June 14, 2022, August 8, 2022 (with respect to Item 1.01 and the portions of Item 9.01 described therein only), September 6, 2022, September 7, 2022, September 26, 2022, October 3, 2022 and November 7, 2022 (with respect to Item 1.01, Item 5.02 and the portions of Item 9.01 described therein only); and

•
The description of our registered securities contained in our Registration Statement on Form 8-A filed on June 26, 2017, as amended by the descriptions of our registered securities contained in Exhibit 4.2 to our Annual Report on Form 10-K for the year ended December 31, 2021 and including any other amendments or reports filed for the purpose of updating such descriptions.

You may request a copy of these documents at no cost, by writing or calling us at the following address or phone number:
Blue Apron Holdings, Inc.
Attn: General Counsel
28 Liberty Street
New York, New York 10005
Telephone: (347) 765-1896

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus and the documents incorporated by reference herein contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act.
In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this prospectus and the information incorporated by reference in this prospectus are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this prospectus and we do not assume any obligation to update any forward-looking statements except as required by applicable law.
Forward-looking statements are subject to a number of risks, uncertainties and assumptions in other documents we file from time to time with the SEC, specifically our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Some of the key factors that could cause actual results to differ from our expectations include:
•
our expectations regarding our expenses and revenue, including the sufficiency of our cash resources, and our ability, including the timing and extent, to sufficiently manage costs and fund investments in our operations in amounts necessary to maintain compliance with financial and other covenants under our indebtedness, while continuing to support the execution of our growth strategy on our anticipated timelines;

•
our ability, including the timing and extent, to successfully support the execution of our growth strategy, (including the ability to successfully increase marketing and technology improvements on our planned timeline, if at all), our ability to cost-effectively attract new customers and retain existing customers, including our ability to sustain any increase in demand, our ability to continue to expand our product offerings and distribution channels, our ability to sustain any increase in demand and/or our ability to continue to execute operational efficiency practices;

•
our expectations regarding, and the stability of, our supply chain, including potential shortages, interruptions or continued increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of inflation or otherwise;

•
our ability to further invest in marketing; changes in consumer behaviors, tastes, and preferences that could lead to changes in demand, including as a result of, among other things, the impact of inflation or other macroeconomic factors¸ and to some extent, long-term impacts on consumer behavior, and spending habits;

•
our ability to attract and retain qualified employees and personnel in sufficient numbers;

•
our ability to effectively compete;

•
our ability to maintain and grow the value of our brand and reputation;

•
any material and adverse impact of any resurgences and/or new variants of the COVID-19 virus on our operations and results, such as challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of our fulfillment centers, supply chain or carrier interruptions or delays, and any resulting need to cancel or shift customer orders;

•
our ability to achieve our environmental, sustainability and corporate governance (“ESG”) goals on our anticipated timeframe, if at all;

•
our ability to maintain food safety and prevent food-borne illness incidents and our susceptibility to supplier-initiated recalls;

•
our ability to comply with modified or new laws and regulations applying to our business, or the impact that such compliance may have on our business;

•
our vulnerability to adverse weather conditions, natural disasters, wars, and public health crises, including pandemics;

•
our ability to protect the security and integrity of our data and protect against data security risks and breaches; and

•
our ability to obtain and maintain intellectual property protection.

You should read this prospectus and the information incorporated by reference herein completely and with the understanding that our actual future results may be materially different from what we expect. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

BLUE APRON HOLDINGS, INC.
Blue Apron’s vision is Better Living Through Better Food™. Founded in 2012, we are on a mission to spark discovery, connection, and joy through cooking. We offer fresh, chef-designed recipes that empower our customers to embrace their culinary curiosity and challenge their abilities to see what a difference cooking quality food can make in their lives.
Our core product is the meal experience we help our customers create. These experiences extend from discovering new recipes, ingredients, and cooking techniques to preparing meals with families and loved ones to sharing photos and stories of culinary triumphs. Central to these experiences are the original recipes we design with fresh, seasonally-inspired produce and high-quality ingredients sent directly to our customers. We do this by employing technology and expertise across many disciplines — demand planning, recipe creation, procurement, recipe merchandising, fulfillment operations, distribution, customer service, and marketing — to drive our end-to-end value chain.
Our principal executive offices are located at 28 Liberty Street, New York, New York 10005, and our telephone number at that address is (347) 719-4312. Our website address is http://www.blueapron.com. The information contained on, or that can be accessed through, our website is not a part of this prospectus. We have included our website address in this prospectus solely as an inactive textual reference.

RISK FACTORS
Investing in our securities involves a high degree of risk. Before investing in any of our securities you should carefully consider the risks and uncertainties described in this prospectus and any accompanying prospectus supplement, including the risk factors set forth in our filings we make with the SEC from time to time that are incorporated by reference herein, including the risk factors set forth in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.
Our business, financial condition and results of operations could be materially and adversely affected by any or all of these risks or by additional risks and uncertainties not presently known to us or that we currently deem immaterial that may adversely affect us in the future.

USE OF PROCEEDS
We intend to use the net proceeds from the sale of any securities offered under this prospectus for general corporate purposes unless otherwise indicated in the applicable prospectus supplement. General corporate purposes may include the acquisition of companies or businesses, repayment and refinancing of debt, working capital, operating expenses and capital expenditures. We have not determined the amount of net proceeds to be used specifically for such purposes. As a result, management will retain broad discretion over the allocation of net proceeds, and investors will be relying on the judgment of our management team regarding the application of the net proceeds from this offering.

DESCRIPTION OF DEBT SECURITIES
Subject to the terms of our existing senior secured notes or other debt facilities we may enter into in the future, we may offer debt securities which may be senior or subordinated. We refer to the senior debt securities and the subordinated debt securities collectively as debt securities. The following description summarizes the general terms and provisions of the debt securities. We will describe the specific terms of the debt securities and the extent, if any, to which the general provisions summarized below apply to any series of debt securities in the prospectus supplement relating to the series and any applicable free writing prospectus that we authorize to be delivered. When we refer to “our company,” “we,” “our” and “us” in this section, we mean Blue Apron Holdings, Inc., excluding, unless the context otherwise requires or as otherwise expressly stated, its subsidiaries.
We may issue senior debt securities from time to time, in one or more series under a senior indenture to be entered into between us and a senior trustee to be named in a prospectus supplement (the “senior trustee”). We may issue subordinated debt securities from time to time, in one or more series under a subordinated indenture to be entered into between us and a subordinated trustee to be named in a prospectus supplement (the “subordinated trustee”). The forms of senior indenture and subordinated indenture are filed as exhibits to the registration statement of which this prospectus forms a part. The senior indenture and the subordinated indenture are referred to individually as an indenture and together as the indentures and the senior trustee and the subordinated trustee are referred to individually as a trustee and together as the trustees. This section summarizes some of the provisions of the indentures and is qualified in its entirety by the specific text of the indentures, including definitions of terms used in the indentures. Wherever we refer to particular sections of, or defined terms in, the indentures, those sections or defined terms are incorporated by reference in this prospectus or the applicable prospectus supplement. You should review the indentures that are filed as exhibits to the registration statement of which this prospectus forms a part for additional information.
Neither indenture will limit the amount of debt securities that we may issue. The applicable indenture will provide that debt securities may be issued up to an aggregate principal amount authorized from time to time by us and may be payable in any currency or currency unit designated by us or in amounts determined by reference to an index.
General
The senior debt securities will constitute our unsecured and unsubordinated general obligations and will rank equally in right of payment with our other unsecured and unsubordinated obligations. The subordinated debt securities will constitute our unsecured and subordinated general obligations and will be junior in right of payment to our senior indebtedness (including senior debt securities), as described under the heading “— Certain Terms of the Subordinated Debt Securities — Subordination.” The debt securities will be structurally subordinated to all existing and future indebtedness and other liabilities of our subsidiaries unless such subsidiaries expressly guarantee such debt securities.
The debt securities will be our unsecured obligations. Any secured debt or other secured obligations will be effectively senior to the debt securities to the extent of the value of the assets securing such debt or other obligations. Unless otherwise indicated in the applicable prospectus supplement, the debt securities will not be guaranteed by any of our subsidiaries.
The applicable prospectus supplement and/or free writing prospectus will include any additional or different terms of the debt securities of any series being offered, including the following terms:
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the title and type of the debt securities;

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whether the debt securities will be senior or subordinated debt securities, and, with respect to any subordinated debt securities the terms on which they are subordinated;

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the initial aggregate principal amount of the debt securities;

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the price or prices at which we will sell the debt securities;

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the maturity date or dates of the debt securities and the right, if any, to extend such date or dates;

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the rate or rates, if any, at which the debt securities will bear interest, or the method of determining such rate or rates;

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the date or dates from which such interest will accrue, the interest payment dates on which such interest will be payable or the method of determination of such dates;

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the right, if any, to extend the interest payment periods and the duration of that extension;

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the manner of paying principal and interest and the place or places where principal and interest will be payable;

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provisions for a sinking fund, purchase fund or other analogous fund, if any;

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any redemption dates, prices, obligations and restrictions on the debt securities;

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the currency, currencies or currency units in which the debt securities will be denominated and the currency, currencies or currency units in which principal and interest, if any, on the debt securities may be payable;

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any conversion or exchange features of the debt securities;

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whether the debt securities will be subject to the defeasance provisions in the indenture;

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whether the debt securities will be issued in definitive or global form or in definitive form only upon satisfaction of certain conditions;

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whether the debt securities will be guaranteed as to payment or performance;

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any special tax implications of the debt securities;

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any events of defaults or covenants in addition to or in lieu of those set forth in the indenture; and

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any other material terms of the debt securities.

When we refer to “principal” in this section with reference to the debt securities, we are also referring to “premium, if any.”
We may from time to time, without notice to or the consent of the holders of any series of debt securities, create and issue further debt securities of any such series ranking equally with the debt securities of such series in all respects (or in all respects other than (1) the payment of interest accruing prior to the issue date of such further debt securities or (2) the first payment of interest following the issue date of such further debt securities). Such further debt securities may be consolidated and form a single series with the debt securities of such series and have the same terms as to status, redemption or otherwise as the debt securities of such series.
You may present debt securities for exchange and you may present debt securities for transfer in the manner, at the places and subject to the restrictions set forth in the debt securities and the applicable prospectus supplement. We will provide you those services without charge, although you may have to pay any tax or other governmental charge payable in connection with any exchange or transfer, as set forth in the indenture.
Debt securities may bear interest at a fixed rate or a floating rate. Debt securities bearing no interest or interest at a rate that at the time of issuance is below the prevailing market rate (original issue discount securities) may be sold at a discount below their stated principal amount. U.S. federal income tax considerations applicable to any such discounted debt securities or to certain debt securities issued at par which are treated as having been issued at a discount for U.S. federal income tax purposes will be described in the applicable prospectus supplement.
We may issue debt securities with the principal amount payable on any principal payment date, or the amount of interest payable on any interest payment date, to be determined by reference to one or more currency exchange rates, securities or baskets of securities, commodity prices or indices. You may receive a payment of principal on any principal payment date, or a payment of interest on any interest payment date, that is greater than or less than the amount of principal or interest otherwise payable on such dates, depending on the value on such dates of the applicable currency, security or basket of securities, commodity or index. Information as to the methods for determining the amount of principal or interest payable on any date, the currencies, securities or baskets of securities, commodities or indices to which the amount payable on such date is linked and certain related tax considerations will be set forth in the applicable prospectus supplement.
Certain Terms of the Senior Debt Securities
Covenants.   Unless we indicate otherwise in a prospectus supplement with respect to a particular series of senior debt securities, the senior debt securities will not contain any financial or restrictive covenants, including covenants restricting either us or any of our subsidiaries from incurring, issuing, assuming or guaranteeing any indebtedness secured by a lien on any of our or our subsidiaries’ property or capital stock, or restricting either us or any of our subsidiaries from entering into sale and leaseback transactions.
Consolidation, Merger and Sale of Assets.   Unless we indicate otherwise in a prospectus supplement with respect to a particular series of senior debt securities, we may not consolidate with or merge into any other person, in a transaction in which we are not the surviving corporation, or convey, transfer or lease our properties and assets substantially as an entirety to any person, in either case, unless:
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the successor entity, if any, is a U.S. corporation, limited liability company, partnership or trust;

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the successor entity assumes our obligations on the senior debt securities and under the senior indenture;

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immediately after giving effect to the transaction, no default or event of default shall have occurred and be continuing; and

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we have delivered to the senior trustee an officer’s certificate and an opinion of counsel, each stating that the consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with the senior indenture and all conditions precedent provided for in the senior indenture relating to such transaction have been complied with.

The restrictions described in the bullets above do not apply (1) to our consolidation with or merging into one of our affiliates, if our board of directors determines in good faith that the purpose of the consolidation or merger is principally to change our state of incorporation or our form of organization to another form or (2) if we merge with or into a single direct or indirect wholly-owned subsidiary of ours.
The surviving business entity will succeed to, and be substituted for, us under the senior indenture and the senior debt securities and, except in the case of a lease, we shall be released from all obligations under the senior indenture and the senior debt securities.
No Protection in the Event of a Change in Control.   Unless we indicate otherwise in a prospectus supplement with respect to a particular series of senior debt securities, the senior debt securities will not contain any provisions that may afford holders of the senior debt securities protection in the event we have a change in control or in the event of a highly leveraged transaction (whether or not such transaction results in a change in control).
Events of Default.   Unless we indicate otherwise in a prospectus supplement with respect to a particular series of senior debt securities, the following are events of default under the senior indenture with respect to senior debt securities of each series:
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failure to pay interest on any senior debt securities of such series when due and payable, if that default continues for a period of 30 days (or such other period as may be specified for such series);

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failure to pay principal on the senior debt securities of such series when due and payable whether at maturity, upon redemption, by declaration or otherwise (and, if specified for such series, the continuance of such failure for a specified period);

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default in the performance of or breach of any of our covenants or agreements in the senior indenture applicable to senior debt securities of such series, other than a covenant breach which is specifically dealt with elsewhere in the senior indenture, and that default or breach continues for a period of 90 days after we receive written notice from the trustee or from the holders of 25% or more in aggregate principal amount of the senior debt securities of such series;
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certain events of bankruptcy or insolvency, whether or not voluntary; and

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any other event of default provided for in such series of senior debt securities as may be specified in the applicable prospectus supplement.

The default by us under any other debt, including any other series of debt securities, is not a default under the senior indenture.
If an event of default other than an event of default specified in the fourth bullet point above occurs with respect to a series of senior debt securities and is continuing under the senior indenture, then, and in each such case, either the trustee or the holders of not less than 25% in aggregate principal amount of such series then outstanding under the senior indenture (each such series voting as a separate class) by written notice to us and to the trustee, if such notice is given by the holders, may, and the trustee at the request of such holders shall, declare the principal amount of and accrued interest on such series of senior debt securities to be immediately due and payable, and upon this declaration, the same shall become immediately due and payable.
If an event of default specified in the fourth bullet point above occurs and is continuing, the entire principal amount of and accrued interest on each series of senior debt securities then outstanding shall automatically become immediately due and payable.
Unless otherwise specified in the prospectus supplement relating to a series of senior debt securities originally issued at a discount, the amount due upon acceleration shall include only the original issue price of the senior debt securities, the amount of original issue discount accrued to the date of acceleration and accrued interest, if any.
Upon certain conditions, declarations of acceleration may be rescinded and annulled and past defaults may be waived by the holders of a majority in aggregate principal amount of all the senior debt securities of such series affected by the default, each series voting as a separate class. Furthermore, subject to various provisions in the senior indenture, the holders of a majority in aggregate principal amount of a series of senior debt securities, by notice to the trustee, may waive a continuing default or event of default with respect to such senior debt securities and its consequences, except a default in the payment of principal of or interest on such senior debt securities (other than any such default in payment resulting solely from an acceleration of the senior debt securities) or in respect of a covenant or provision of the senior indenture which cannot be modified or amended without the consent of the holders of each such senior debt security. Upon any such waiver, such default shall cease to exist, and any event of default with respect to such senior debt securities shall be deemed to have been cured, for every purpose of the senior indenture; but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.
The holders of a majority in aggregate principal amount of a series of senior debt securities may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to such senior debt securities. However, the trustee may refuse to follow any direction that conflicts with law or the senior indenture, that may involve the trustee in personal liability or that the trustee determines in good faith may be unduly prejudicial to the rights of holders of such series of senior debt securities not joining in the giving of such direction and may take any other action it deems proper that is not inconsistent with any such direction received from holders of such series of senior debt securities. A holder may not pursue any remedy with respect to the senior indenture or any series of senior debt securities unless:
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the holder gives the trustee written notice of a continuing event of default;

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the holders of at least 25% in aggregate principal amount of such series of senior debt securities make a written request to the trustee to pursue the remedy in respect of such event of default;

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the requesting holder or holders offer the trustee indemnity satisfactory to the trustee against any costs, liability or expense;

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the trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

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during such 60-day period, the holders of a majority in aggregate principal amount of such series of senior debt securities do not give the trustee a direction that is inconsistent with the request.

These limitations, however, do not apply to the right of any holder of a senior debt security of any affected series to receive payment of the principal of and interest on such senior debt security in accordance with the terms of such debt security, or to bring suit for the enforcement of any such payment in accordance with the terms of such debt security, on or after the due date for the senior debt securities, which right shall not be impaired or affected without the consent of the holder.
The senior indenture requires certain of our officers to certify, on or before a fixed date in each year in which any senior debt security is outstanding, as to their knowledge of our compliance with all covenants, agreements and conditions under the senior indenture.
Satisfaction and Discharge.   We can satisfy and discharge our obligations to holders of any series of debt securities if:
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we have paid or caused to be paid the principal of and interest on all senior debt securities of such series (with certain limited exceptions) when due and payable; or

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we deliver to the senior trustee for cancellation all senior debt securities of such series theretofore authenticated under the senior indenture (with certain limited exceptions); or

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all senior debt securities of such series have become due and payable or will become due and payable within one year (or are to be called for redemption within one year under arrangements satisfactory to the senior trustee) and we deposit in trust an amount of cash or a combination of cash and U.S. government or U.S. government agency obligations (or in the case of senior debt securities denominated in a foreign currency, foreign government securities or foreign government agency securities) sufficient to make interest, principal and any other payments on the debt securities of that series on their various due dates;

and if, in any such case, we also pay or cause to be paid all other sums payable under the senior indenture, as and when the same shall be due and payable and we deliver to the senior trustee an officer’s certificate and an opinion of counsel, each stating that these conditions have been satisfied.
Under current U.S. federal income tax law, the deposit and our legal release from the debt securities would be treated as though we took back your debt securities and gave you your share of the cash and debt securities or bonds deposited in trust. In that event, you could recognize gain or loss on the debt securities you give back to us. Purchasers of the debt securities should consult their own advisers with respect to the tax consequences to them of such deposit and discharge, including the applicability and effect of tax laws other than the U.S. federal income tax law.
Defeasance.   Unless the applicable prospectus supplement provides otherwise, the following discussion of legal defeasance and covenant defeasance will apply to any series of debt securities issued under the indentures.
Legal Defeasance.   We can legally release ourselves from any payment or other obligations on the debt securities of any series (called “legal defeasance”) if certain conditions are met, including the following:
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We deposit in trust for your benefit and the benefit of all other direct holders of the debt securities of the same series cash or a combination of cash and U.S. government or U.S. government agency obligations (or, in the case of senior debt securities denominated in a foreign currency, foreign government or foreign government agency obligations) that will generate enough cash to make interest, principal and any other payments on the debt securities of that series on their various due dates.

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There is a change in current U.S. federal income tax law or an IRS ruling that lets us make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and instead repaid the debt securities ourselves when due. Under current U.S. federal income tax law, the deposit and our legal release from the debt securities would be treated as though we took back your debt securities and gave you your share of the cash and debt securities or bonds deposited in trust. In that event, you could recognize gain or loss on the debt securities you give back to us.
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We deliver to the trustee a legal opinion of our counsel confirming the tax law change or ruling described above.

If we accomplish legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the event of any shortfall.
Covenant Defeasance.   Without any change in current U.S. federal tax law, we can make the same type of deposit described above and be released from some of the covenants in the debt securities (called “covenant defeasance”). In that event, you would lose the protection of those covenants but would gain the protection of having money and securities set aside in trust to repay the debt securities. In order to achieve covenant defeasance, we must do the following (among other things):
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We must deposit in trust for your benefit and the benefit of all other direct holders of the debt securities of the same series cash or a combination of cash and U.S. government or U.S. government agency obligations (or, in the case of senior debt securities denominated in a foreign currency, foreign government or foreign government agency obligations) that will generate enough cash to make interest, principal and any other payments on the debt securities of that series on their various due dates.

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We must deliver to the trustee a legal opinion of our counsel confirming that under current U.S. federal income tax law we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and instead repaid the debt securities ourselves when due.

If we accomplish covenant defeasance, you could still look to us for repayment of the debt securities if there were a shortfall in the trust deposit. In fact, if one of the events of default occurred (such as our bankruptcy) and the debt securities become immediately due and payable, there may be such a shortfall. Depending on the events causing the default, you may not be able to obtain payment of the shortfall.
Modification and Waiver.   We and the trustee may amend or supplement the senior indenture or the senior debt securities of any series without the consent of any holder:
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to convey, transfer, assign, mortgage or pledge any assets as security for the senior debt securities of one or more series;

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to evidence the succession of a corporation, limited liability company, partnership or trust to us, and the assumption by such successor of our covenants, agreements and obligations under the senior indenture or to otherwise comply with the covenant relating to mergers, consolidations and sales of assets;

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to comply with the requirements of the SEC in order to effect or maintain the qualification of the senior indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”);

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to add to our covenants such new covenants, restrictions, conditions or provisions for the protection of the holders, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an event of default;

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to cure any ambiguity, defect or inconsistency in the senior indenture or in any supplemental indenture or to conform the senior indenture or the senior debt securities to the description of senior debt securities of such series set forth in this prospectus or any applicable prospectus supplement;

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to provide for or add guarantors with respect to the senior debt securities of any series;

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to establish the form or forms or terms of the senior debt securities as permitted by the senior indenture;

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to evidence and provide for the acceptance of appointment under the senior indenture by a successor trustee, or to make such changes as shall be necessary to provide for or facilitate the administration of the trusts in the senior indenture by more than one trustee;

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to add to, change or eliminate any of the provisions of the senior indenture in respect of one or more series of senior debt securities, provided that any such addition, change or elimination shall (a) neither (1) apply to any senior debt security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (2) modify the rights of the holder of any such senior debt security with respect to such provision or (b) become effective only when there is no senior debt security described in clause (a)(1) outstanding;

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to make any change to the senior debt securities of any series so long as no senior debt securities of such series are outstanding; or

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to make any change that does not adversely affect the rights of any holder in any material respect.

Other amendments and modifications of the senior indenture or the senior debt securities issued may be made, and our compliance with any provision of the senior indenture with respect to any series of senior debt securities may be waived, with the consent of the holders of a majority of the aggregate principal amount of the outstanding senior debt securities of each series affected by the amendment or modification (voting as separate series); provided, however, that each affected holder must consent to any modification, amendment or waiver that:
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extends the final maturity of any senior debt securities of such series;

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reduces the principal amount of any senior debt securities of such series;

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reduces the rate, or extends the time for payment of, interest on any senior debt securities of such series;

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reduces the amount payable upon the redemption of any senior debt securities of such series;

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changes the currency of payment of principal of or interest on any senior debt securities of such series;

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reduces the principal amount of original issue discount securities payable upon acceleration of maturity or the amount provable in bankruptcy;

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waives a continuing default in the payment of principal of or interest on the senior debt securities (other than any such default in payment resulting solely from an acceleration of the senior debt securities);

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changes the provisions relating to the waiver of past defaults or impairs the right of holders to receive payment or to institute suit for the enforcement of any payment or conversion of any senior debt securities of such series on or after the due date therefor;

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modifies any of the provisions of these restrictions on amendments and modifications, except to increase any required percentage or to provide that certain other provisions cannot be modified or waived without the consent of the holder of each senior debt security of such series affected by the modification;

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adversely affects the right to convert or exchange senior debt securities into Class A common stock or other securities or property in accordance with the terms of the senior debt securities; or

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reduces the above-stated percentage of outstanding senior debt securities of such series whose holders must consent to a supplemental indenture or modifies or amends or waives certain provisions of or defaults under the senior indenture.

It shall not be necessary for the holders to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if the holders’ consent approves the substance thereof. After an amendment, supplement or waiver of the senior indenture in accordance with the provisions described in this section becomes effective, the trustee must give to the holders affected thereby certain notice briefly describing the amendment, supplement or waiver. Any failure by the trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplemental indenture or waiver.

No Personal Liability of Incorporators, Stockholders, Officers, Directors.   The senior indenture provides that no recourse shall be had under any obligation, covenant or agreement of ours in the senior indenture or any supplemental indenture, or in any of the senior debt securities or because of the creation of any indebtedness represented thereby, against any of our incorporators, stockholders, officers or directors, past, present or future, or of any predecessor or successor entity thereof under any law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise. Each holder, by accepting the senior debt securities, waives and releases all such liability.
Concerning the Trustee.   The senior indenture provides that, except during the continuance of an event of default, the trustee will not be liable except for the performance of such duties as are specifically set forth in the senior indenture. If an event of default has occurred and is continuing, the trustee will exercise such rights and powers vested in it under the senior indenture and will use the same degree of care and skill in its exercise as a prudent person would exercise under the circumstances in the conduct of such person’s own affairs.
The senior indenture and the provisions of the Trust Indenture Act incorporated by reference therein contain limitations on the rights of the trustee thereunder, should it become a creditor of ours or any of our subsidiaries, to obtain payment of claims in certain cases or to realize on certain property received by it in respect of any such claims, as security or otherwise. The trustee is permitted to engage in other transactions, provided that if it acquires any conflicting interest (as defined in the Trust Indenture Act), it must eliminate such conflict or resign.
We may have normal banking relationships with the senior trustee in the ordinary course of business.
Unclaimed Funds.   All funds deposited with the trustee or any paying agent for the payment of principal, premium, interest or additional amounts in respect of the senior debt securities that remain unclaimed for two years after the date upon which such amounts became due and payable will be repaid to us. Thereafter, any right of any holder of senior debt securities to such funds shall be enforceable only against us, and the trustee and paying agents will have no liability therefor.
Governing Law.   The senior indenture and the senior debt securities will be governed by, and construed in accordance with, the internal laws of the State of New York.
Certain Terms of the Subordinated Debt Securities
Other than the terms of the subordinated indenture and subordinated debt securities relating to subordination or otherwise as described in the prospectus supplement relating to a particular series of subordinated debt securities, the terms of the subordinated indenture and subordinated debt securities are identical in all material respects to the terms of the senior indenture and senior debt securities.
Additional or different subordination terms may be specified in the prospectus supplement applicable to a particular series.
Subordination.   The indebtedness evidenced by the subordinated debt securities is subordinate to the prior payment in full of all of our senior indebtedness, as defined in the subordinated indenture. During the continuance beyond any applicable grace period of any default in the payment of principal, premium, interest or any other payment due on any of our senior indebtedness, we may not make any payment of principal of or interest on the subordinated debt securities (except for certain sinking fund payments). In addition, upon any payment or distribution of our assets upon any dissolution, winding-up, liquidation or reorganization, the payment of the principal of and interest on the subordinated debt securities will be subordinated to the extent provided in the subordinated indenture in right of payment to the prior payment in full of all our senior indebtedness. Because of this subordination, if we dissolve or otherwise liquidate, holders of our subordinated debt securities may receive less, ratably, than holders of our senior indebtedness. The subordination provisions do not prevent the occurrence of an event of default under the subordinated indenture.

The term “senior indebtedness” of a person means with respect to such person the principal of, premium, if any, interest on, and any other payment due pursuant to any of the following, whether outstanding on the date of the subordinated indenture or incurred by that person in the future:
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all of the indebtedness of that person for money borrowed;

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all of the indebtedness of that person evidenced by notes, debentures, bonds or other securities sold by that person for money;

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all of the lease obligations that are capitalized on the books of that person in accordance with generally accepted accounting principles;

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all indebtedness of others of the kinds described in the first two bullet points above and all lease obligations of others of the kind described in the third bullet point above that the person, in any manner, assumes or guarantees or that the person in effect guarantees through an agreement to purchase, whether that agreement is contingent or otherwise; and

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all renewals, extensions or refundings of indebtedness of the kinds described in the first, second or fourth bullet point above and all renewals or extensions of leases of the kinds described in the third or fourth bullet point above;

unless, in the case of any particular indebtedness, renewal, extension or refunding, the instrument creating or evidencing it or the assumption or guarantee relating to it expressly provides that such indebtedness, renewal, extension or refunding is not superior in right of payment to the subordinated debt securities. Our senior debt securities constitute senior indebtedness for purposes of the subordinated indenture.

DESCRIPTION OF CAPITAL STOCK
The following description of our capital stock is intended as a summary only and therefore is not a complete description of our capital stock. This description is based upon, and is qualified by reference to, our restated certificate of incorporation, as amended, our amended and restated by-laws and applicable provisions of Delaware corporate law. You should read our restated certificate of incorporation, as amended, and amended and restated by-laws, which are filed as exhibits to the registration statement of which this prospectus forms a part, for the provisions that are important to you.
Our authorized capital stock consists of 1,500,000,000 shares of Class A common stock, par value $0.0001 per share, 175,000,000 shares of Class B common stock, par value $0.0001 per share, 500,000,000 shares of Class C capital stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share.
As of October 15, 2022, 39,578,600 shares of Class A common stock were outstanding, no shares of Class B common stock were outstanding, no shares of Class C capital stock were outstanding and no shares of preferred stock were outstanding.
Class A Common Stock, Class B Common Stock and Class C Capital Stock
Annual Meeting.   Annual meetings of our stockholders are held on the date designated in accordance with our amended and restated by-laws. Written notice must be mailed to each stockholder entitled to vote not less than ten nor more than 60 days before the date of the meeting. The presence in person or by proxy of the holders of record of a majority of our issued and outstanding shares entitled to vote at such meeting constitutes a quorum for the transaction of business at meetings of the stockholders. Special meetings of the stockholders may be called for any purpose by the board of directors and shall be called by the chairman of the board or the secretary upon the written request, stating the purpose of such meeting, of the holders of a majority of the outstanding shares of all classes of capital stock entitled to vote at the meeting. Except as may be otherwise provided by applicable law, our restated certificate of incorporation, as amended, or our amended and restated by-laws, all elections shall be decided by a plurality, and all other questions shall be decided by a majority, of the votes cast by stockholders entitled to vote thereon at a duly held meeting of stockholders at which a quorum is present.
Holders of Class A common stock are entitled to one vote for each share of Class A common stock held on all matters submitted to a vote of stockholders, holders of Class B common stock are entitled to ten votes for each share of Class B common stock held on all matters submitted to a vote of stockholders, and holders of Class C capital stock are not entitled to vote on any matter that is submitted to a vote of stockholders, except as otherwise required by law. Holders of Class A common stock and Class B common stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The restated certificate of incorporation, as amended, does not provide for cumulative voting for the election of directors.
No Preemptive of Similar Rights.   Holders of Class A common stock, Class B common stock and Class C capital stock are not entitled to any preemptive rights, and are not subject to conversion, redemption or sinking fund provisions, except for the conversion provisions with respect to the Class B common stock and Class C capital stock.
Dividends.   Subject to preferences that may apply to any shares of preferred stock outstanding at the time, the holders of Class A common stock, Class B common stock and Class C capital stock are entitled, equally, identically and ratably on a per share basis, to receive dividends out of funds legally available if the board of directors, in its discretion, determines to issue dividends and then only at the times and in the amounts that our board of directors may determine. The board of directors may pay or make a disparate dividend or distribution per share of Class A common stock, Class B common stock or Class C capital stock if such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock, Class B common stock and Class C capital stock, each voting separately as a class.
Right to Receive Liquidation Distributions.   If we become subject to a liquidation, dissolution or winding-up, the assets legally available for distribution to our stockholders would be distributable ratably among the holders of Class A common stock, Class B common stock and Class C capital stock and any participating preferred stock outstanding at that time, subject to prior satisfaction of all outstanding debt and liabilities and the preferential rights of and the payment of liquidation preferences, if any, on any outstanding shares of preferred stock and unless an affirmative vote of the holders of a majority of the outstanding shares of Class A common stock, Class B common stock and Class C capital stock, each voting separately as a class, approve in advance different treatment of the shares of each such class with respect to distributions.
Right to Receive Merger Distributions.   Our restated certificate of incorporation, as amended, provides that, in the event of a consolidation or merger of us with or into any other entity, the distribution or payment in respect of the shares of Class A common stock, Class B common stock and Class C capital stock shall be made ratably on a per share basis among the holders of Class A common stock, Class B common stock and Class C capital stock as a single class, unless the only difference in the per share consideration between the holders of different classes of Class A common stock, Class B common stock or Class C capital stock is that any securities distributed to the holder of a share of Class B common stock have ten times the voting power of any securities distributed to the holder of a share of Class A common stock and that any securities distributed to the holder of a share of Class C capital stock have no voting rights or power.
Third-Party Tender or Exchange Offers.   Our restated certificate of incorporation, as amended, provides that we may not enter into any agreement pursuant to which a third party may by tender or exchange offer acquire any shares of Class A common stock, Class B common stock or Class C capital stock, and neither we nor the board of directors may recommend that holders tender shares of Class A common stock, Class B common stock or Class C capital stock into any third-party tender or exchange offer, unless the holders of each of Class A common stock, Class B common stock or Class C capital stock have the right to receive the same amount of consideration on a per share basis as the other classes, unless the only difference in the per share consideration between the holders of different classes of Class A common stock, Class B common stock or Class C capital stock is that any securities distributed to the holder of a share of Class B common stock have ten times the voting power of any securities distributed to the holder of a share of Class A common stock and that any securities distributed to the holder of a share of Class C capital stock have no voting rights or power.
Conversion.   On September 15, 2021, certain existing holders of Class B common stock elected to convert all of their outstanding shares of Class B common stock voluntarily into Class A common stock, effective immediately. As a result of these conversions, pursuant to our restated certificate of incorporation, as amended, which provides for the automatic conversion of all outstanding shares of Class B common stock when the outstanding shares of Class B common stock represents less than 5% of the combined voting power of the outstanding shares of Class A common stock and Class B common stock, each outstanding share of Class B common stock automatically converted into one share of Class A common stock. Each share of Class B common stock or Class C capital stock that is converted into Class A common stock will thereupon automatically be retired and not be available for reissuance. If we subsequently wish to issue more shares of Class B common stock or Class C capital stock than are then authorized for issuance, we would first have to amend our restated certificate of incorporation, as amended, with the approval of our board of directors and stockholders in accordance with the General Corporation Law of the State of Delaware.
Authorized but Unissued Shares.   The authorized but unissued shares of our Class A common stock, Class B common stock, Class C capital stock and preferred stock are available for future issuance without stockholder approval, subject to any limitations imposed by the listing rules of the New York Stock Exchange. These additional shares may be used for a variety of corporate finance transactions, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved capital stock and preferred stock could make more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.
Other Rights.   Holders of the Class A common stock, Class B common stock and Class C capital stock have no right to:
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have their stock redeemed;

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purchase additional stock; or

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maintain their proportionate ownership interest in our company.

Holders of shares of the Class A common stock, Class B common stock and Class C capital stock are not required to make additional capital contributions.
Transfer Agent and Registrar.   Computershare Trust Company, N.A. is transfer agent and registrar for our Class A common stock and Class B common stock.
Preferred Stock
Under the terms of our restated certificate of incorporation, as amended, our board of directors is authorized to direct the company to issue shares of preferred stock in one or more series without stockholder approval. The board of directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock.
The purpose of authorizing the board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions, future financings and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from seeking to acquire, a majority of our outstanding voting stock.
Anti-Takeover Provisions
Delaware Anti-Takeover Law.   We are subject to Section 203 of the General Corporation Law of the State of Delaware (the “DGCL”). Subject to certain exceptions, Section 203 prevents a publicly held Delaware corporation from engaging in a “business combination” with any “interested stockholder” for three years following the date that the person became an interested stockholder, unless the interested stockholder attained such status with the approval of the board of directors or unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger or consolidation involving us and the “interested stockholder” and the sale of more than 10% of our assets. In general, an “interested stockholder” is any entity or person beneficially owning shares representing 15% or more of the voting power of our outstanding voting stock and any entity or person affiliated with or controlling or controlled by such entity or person.
Staggered Board; Removal of Directors.   Historically, our restated certificate of incorporation, as amended, and amended and restated by-laws provided for a classified board of directors consisting of three classes of approximately equal size, each serving staggered three-year terms. In 2021, our board of directors and stockholders approved an amendment to the certificate of incorporation to declassify the board of directors. This amendment is referred to as the Declassification Amendment. The Declassification Amendment became effective in June 2021. In accordance with our restated certificate of incorporation, as amended by the Declassification Amendment, directors are elected to one-year terms of office beginning our 2022 annual meeting of stockholders, such that at our 2024 annual meeting of stockholders, there will be a single class of directors subject to annual election for one-year terms. Prior to the 2024 annual meeting of stockholders, a person elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen.
In addition, a director may be removed only for cause and only by the affirmative vote of the holders of at least 66-2/3% of the votes that all stockholders would be entitled to cast for the election of directors. Any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of directors then in office.
The classification of the board of directors and the limitations on the removal of directors and filling of vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of the company.
Supermajority Voting.   The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws, as the case may be, requires a greater percentage. Our amended and restated bylaws may be amended or repealed by a majority vote of the board of directors or the affirmative vote of the holders of at least 66-2/3% of the votes that all stockholders would be entitled to cast for the election of directors. In addition, the affirmative vote of the holders of at least 66-2/3% of the votes that all stockholders would be entitled to cast for the election of directors is required to amend, repeal, or adopt any provisions inconsistent with any of the provisions of our restated certificate of incorporation, as amended, with respect to the staggered board, quorum of directors, and removal of directors and the provisions of our restated certificate of incorporation, as amended, with respect to special meetings of the stockholders.
Stockholder Action; Special Meeting of Stockholders; Advance Notice Requirements for Stockholder Proposals and Director Nominations.   Our restated certificate of incorporation, as amended, provides that any action required or permitted to be taken by stockholders must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any consent in writing by such stockholders. Our restated certificate of incorporation, as amended, and the amended and restated by-laws also provide that special meetings of stockholders can only be called by the chairman of the board, the chief executive officer or the board of directors. In addition, the amended and restated by-laws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of the voting power of our outstanding voting securities. These provisions also could discourage a third party from making a tender offer for our capital stock, because even if it acquired a majority of the voting power of our outstanding voting stock, it would be able to take action as a stockholder, such as electing new directors or approving a merger, only at a duly called stockholders meeting and not by written consent.
In addition, the amended and restated by-laws contain a proxy access provision that allows a stockholder or group of up to 20 stockholders owning at least 3% of our outstanding shares of common stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors in office or two nominees, whichever is greater, provided the stockholder(s) and nominee(s) satisfy the requirements in the bylaws. Stockholders must give timely written notice to our secretary, in proper form, to include nominees in our proxy materials for an annual meeting.
Choice of Forum.   Our restated certificate of incorporation, as amended, provides that unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of us, (2) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee or stockholder of ours to us or our stockholders, (3) any action asserting a claim arising pursuant to any provision of the General Corporation Law or as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Court of Chancery, or (4) any action asserting a claim governed by the internal affairs doctrine. Our restated certificate of incorporation, as amended, further provides that unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

DESCRIPTION OF WARRANTS
We may issue warrants to purchase Class A common stock, preferred stock or debt securities. We may offer warrants separately or together with one or more additional warrants, Class A common stock, preferred stock or debt securities, or any combination of those securities in the form of units, as described in the applicable prospectus supplement. If we issue warrants as part of a unit, the accompanying prospectus supplement will specify whether those warrants may be separated from the other securities in the unit prior to the expiration date of the warrants. The applicable prospectus supplement will also describe the following terms of any warrants:
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the specific designation and aggregate number of, and the offering price at which we will issue, the warrants;

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the currency or currency units in which the offering price, if any, and the exercise price are payable;

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the date on which the right to exercise the warrants will begin and the date on which that right will expire or, if you may not continuously exercise the warrants throughout that period, the specific date or dates on which you may exercise the warrants;

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whether the warrants are to be sold separately or with other securities as parts of units;

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whether the warrants will be issued in definitive or global form or in any combination of these forms, although, in any case, the form of a warrant included in a unit will correspond to the form of the unit and of any security included in that unit;

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any applicable material U.S. federal income tax consequences;

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the identity of the warrant agent for the warrants and of any other depositaries, execution or paying agents, transfer agents, registrars or other agents;

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the proposed listing, if any, of the warrants or any securities purchasable upon exercise of the warrants on any securities exchange;

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the designation and terms of any equity securities purchasable upon exercise of the warrants;

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the designation, aggregate principal amount, currency and terms of any debt securities that may be purchased upon exercise of the warrants;

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if applicable, the designation and terms of the preferred stock with which the warrants are issued and the number of warrants issued with each security;

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if applicable, the date from and after which any warrants issued as part of a unit and the related debt securities, preferred stock or Class A common stock will be separately transferable;

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the number of shares of Class A common stock or preferred stock purchasable upon exercise of a warrant and the price at which those shares may be purchased;

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if applicable, the minimum or maximum amount of the warrants that may be exercised at any one time;

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information with respect to book-entry procedures, if any;

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the anti-dilution provisions of, and other provisions for changes to or adjustment in the exercise price of, the warrants, if any;

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any redemption or call provisions; and

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any additional terms of the warrants, including terms, procedures and limitations relating to the exchange or exercise of the warrants.

FORMS OF SECURITIES
Each debt security and warrant will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of securities. Unless the applicable prospectus supplement provides otherwise, certificated securities in definitive form and global securities will be issued in registered form. Definitive securities name you or your nominee as the owner of the security, and in order to transfer or exchange these securities or to receive payments other than interest or other interim payments, you or your nominee must physically deliver the securities to the trustee, registrar, paying agent or other agent, as applicable. Global securities name a depositary or its nominee as the owner of the debt securities or warrants represented by these global securities. The depositary maintains a computerized system that will reflect each investor’s beneficial ownership of the securities through an account maintained by the investor with its broker/dealer, bank, trust company or other representative, as we explain more fully below.
Global Securities
We may issue the debt securities and warrants in the form of one or more fully registered global securities that will be deposited with a depositary or its nominee identified in the applicable prospectus supplement and registered in the name of that depositary or nominee. In those cases, one or more global securities will be issued in a denomination or aggregate denominations equal to the portion of the aggregate principal or face amount of the securities to be represented by global securities. Unless and until it is exchanged in whole for securities in definitive registered form, a global security may not be transferred except as a whole by and among the depositary for the global security, the nominees of the depositary or any successors of the depositary or those nominees.
If not described below, any specific terms of the depositary arrangement with respect to any securities to be represented by a global security will be described in the prospectus supplement relating to those securities. We anticipate that the following provisions will apply to all depositary arrangements.
Ownership of beneficial interests in a global security will be limited to persons, called participants, that have accounts with the depositary or persons that may hold interests through participants. Upon the issuance of a global security, the depositary will credit, on its book-entry registration and transfer system, the participants’ accounts with the respective principal or face amounts of the securities beneficially owned by the participants. Any dealers, underwriters or agents participating in the distribution of the securities will designate the accounts to be credited. Ownership of beneficial interests in a global security will be shown on, and the transfer of ownership interests will be effected only through, records maintained by the depositary, with respect to interests of participants, and on the records of participants, with respect to interests of persons holding through participants. The laws of some states may require that some purchasers of securities take physical delivery of these securities in definitive form. These laws may impair your ability to own, transfer or pledge beneficial interests in global securities.
So long as the depositary, or its nominee, is the registered owner of a global security, that depositary or its nominee, as the case may be, will be considered the sole owner or holder of the securities represented by the global security for all purposes under the applicable indenture or warrant agreement. Except as described below, owners of beneficial interests in a global security will not be entitled to have the securities represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of the securities in definitive form and will not be considered the owners or holders of the securities under the applicable indenture or warrant agreement. Accordingly, each person owning a beneficial interest in a global security must rely on the procedures of the depositary for that global security and, if that person is not a participant, on the procedures of the participant through which the person owns its interest, to exercise any rights of a holder under the applicable indenture or warrant agreement. We understand that under existing industry practices, if we request any action of holders or if an owner of a beneficial interest in a global security desires to give or take any action that a holder is entitled to give or take under the applicable indenture or warrant agreement, the depositary for the global security would authorize the participants holding the relevant beneficial interests to give or take that action, and the participants would authorize beneficial owners owning through them to give or take that action or would otherwise act upon the instructions of beneficial owners holding through them.

Principal, premium, if any, and interest payments on debt securities, and any payments to holders with respect to warrants, represented by a global security registered in the name of a depositary or its nominee will be made to the depositary or its nominee, as the case may be, as the registered owner of the global security. None of us, or any trustee, warrant agent, unit agent or other agent of ours, or any agent of any trustee, warrant agent or unit agent will have any responsibility or liability for any aspect of the records relating to payments made on account of beneficial ownership interests in the global security or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.
We expect that the depositary for any of the securities represented by a global security, upon receipt of any payment to holders of principal, premium, interest or other distribution of underlying securities or other property on that registered global security, will immediately credit participants’ accounts in amounts proportionate to their respective beneficial interests in that global security as shown on the records of the depositary. We also expect that payments by participants to owners of beneficial interests in a global security held through participants will be governed by standing customer instructions and customary practices, as is now the case with the securities held for the accounts of customers or registered in “street name,” and will be the responsibility of those participants.
If the depositary for any of the securities represented by a global security is at any time unwilling or unable to continue as depositary or ceases to be a clearing agency registered under the Exchange Act, and a successor depositary registered as a clearing agency under the Exchange Act is not appointed by us within 90 days, we will issue securities in definitive form in exchange for the global security that had been held by the depositary. Any securities issued in definitive form in exchange for a global security will be registered in the name or names that the depositary gives to the relevant trustee, warrant agent, unit agent or other relevant agent of ours or theirs. It is expected that the depositary’s instructions will be based upon directions received by the depositary from participants with respect to ownership of beneficial interests in the global security that had been held by the depositary.

PLAN OF DISTRIBUTION
We may sell securities:
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to or through underwriters;

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to or through brokers or dealers;

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through agents;

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directly to one or more purchasers in negotiated sales or competitively bid transactions;

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through a block trade in which the broker or dealer engaged to handle the block trade will attempt to sell the securities as agent, but may position and resell a portion of the block as principal to facilitate the transaction; or

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through a combination of any of these methods of sale.

In addition, we may issue the securities as a dividend or distribution or in a subscription rights offering to our existing security holders. This prospectus may be used in connection with any offering of our securities through any of these methods or other methods described in the applicable prospectus supplement.
We may directly solicit offers to purchase securities, or agents may be designated to solicit such offers. We will, in the prospectus supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act, and describe any commissions that we must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable prospectus supplement, on a firm commitment basis.
The distribution of the securities may be effected from time to time in one or more transactions:
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at a fixed price, or prices, which may be changed from time to time;

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at market prices prevailing at the time of sale;

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at prices related to such prevailing market prices; or

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at negotiated prices.

Each prospectus supplement will describe the method of distribution of the securities and any applicable restrictions.
The prospectus supplement with respect to the securities of a particular series will describe the terms of the offering of the securities, including the following:
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the name of the agent or any underwriters;

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the public offering or purchase price and the proceeds we will receive from the sale of the securities;

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any discounts and commissions to be allowed or re-allowed or paid to the agent or underwriters;

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all other items constituting underwriting compensation;

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any discounts and commissions to be allowed or re-allowed or paid to dealers; and

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any exchanges on which the securities will be listed.

If any underwriters or agents are utilized in the sale of the securities in respect of which this prospectus is delivered, we will enter into an underwriting agreement or other agreement with them at the time of sale to them, and we will set forth in the prospectus supplement relating to such offering the names of the underwriters or agents and the terms of the related agreement with them.
If a dealer is utilized in the sale of the securities in respect of which this prospectus is delivered, we will sell such securities to the dealer, as principal. The dealer may then resell such securities to the public at varying prices to be determined by such dealer at the time of resale.
If we offer securities in a subscription rights offering to our existing security holders, we may enter into a standby underwriting agreement with dealers, acting as standby underwriters. We may pay the standby underwriters a commitment fee for the securities they commit to purchase on a standby basis. If we do not enter into a standby underwriting arrangement, we may retain a dealer-manager to manage a subscription rights offering for us.
Remarketing firms, agents, underwriters, dealers and other persons may be entitled under agreements which they may enter into with us to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to delayed delivery contracts providing for payment and delivery on the date stated in the prospectus supplement. Each contract will be for an amount not less than, and the aggregate amount of securities sold pursuant to such contracts shall not be less nor more than, the respective amounts stated in the prospectus supplement. Institutions with whom the contracts, when authorized, may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and other institutions, but shall in all cases be subject to our approval. Delayed delivery contracts will not be subject to any conditions except that:
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the purchase by an institution of the securities covered under that contract shall not at the time of delivery be prohibited under the laws of the jurisdiction to which that institution is subject; and

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if the securities are also being sold to underwriters acting as principals for their own account, the underwriters shall have purchased such securities not sold for delayed delivery. The underwriters and other persons acting as our agents will not have any responsibility in respect of the validity or performance of delayed delivery contracts.

Certain agents, underwriters and dealers, and their associates and affiliates may be customers of, have borrowing relationships with, engage in other transactions with, and/or perform services, including investment banking services, for us or one or more of our respective affiliates in the ordinary course of business.
In order to facilitate the offering of the securities, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the securities or any other securities the prices of which may be used to determine payments on such securities. Specifically, any underwriters may overallot in connection with the offering, creating a short position for their own accounts. In addition, to cover overallotments or to stabilize the price of the securities or of any such other securities, the underwriters may bid for, and purchase, the securities or any such other securities in the open market. Finally, in any offering of the securities through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the securities in the offering if the syndicate repurchases previously distributed securities in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the securities above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.
Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise or the securities are sold by us to an underwriter in a firm commitment underwritten offering. The applicable prospectus supplement may provide that the original issue date for your securities may be more than two scheduled business days after the trade date for your securities. Accordingly, in such a case, if you wish to trade securities on any date prior to the second business day before the original issue date for your securities, you will be required, by virtue of the fact that your securities initially are expected to settle in more than two scheduled business days after the trade date for your securities, to make alternative settlement arrangements to prevent a failed settlement.
The securities may be new issues of securities and may have no established trading market. The securities may or may not be listed on a national securities exchange. We can make no assurance as to the liquidity of or the existence of trading markets for any of the securities. In compliance with the guidelines of the Financial Industry Regulatory Authority, or FINRA, the aggregate maximum discount, commission or agency fees or other items constituting underwriting compensation to be received by any FINRA member or independent broker-dealer will not exceed 8% of the proceeds from any offering pursuant to this prospectus and any applicable prospectus supplement.
LEGAL MATTERS
Unless the applicable prospectus supplement indicates otherwise, the validity of the securities in respect of which this prospectus is being delivered will be passed upon for us by Wilmer Cutler Pickering Hale and Dorr LLP.
EXPERTS
The consolidated financial statements of Blue Apron Holdings, Inc. appearing in Blue Apron Holdings, Inc.’s Annual Report (Form 10-K) for the year ended December 31, 2021 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Up to $70,000,000
Class A Common Stock

PROSPECTUS SUPPLEMENT
February 10, 2023

Canaccord Genuity